UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	October 7, 2008

FOAMEX INTERNATIONAL INC.
(Exact name of registrant as specified in charter)

Delaware	0-22624	05-0473908
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

Rose Tree Corporate Center II
1400 N. Providence Road, Suite 2000
Media, Pennsylvania	19063-2076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(610) 744-2300

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition.

On October 10, 2008, Foamex International Inc. (the “Company”) issued a press release commenting on preliminary results for the third quarter of 2008.

The foregoing information (including the exhibit hereto) is being furnished under “Item 2.02 – Results of Operations and Financial Condition.”  Such information (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2008, the Company announced the appointment of Domenic N. Golato, 53, as Interim Chief Financial Officer, effective immediately.

Robert M. Larney, Executive Vice President and Chief Financial Officer of the Company, resigned from the Company effective October 7, 2008.

Item 9.01 – Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press Release, dated October 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOAMEX INTERNATIONAL INC.

Dated: October 10, 2008	By:	/s/ Andrew R. Prusky
	Name:	Andrew R. Prusky
	Title:	Senior Vice President, Legal

Exhibits

99.1	Press Release, dated October 10, 2008.